Exhibit 99.1

PRESS RELEASE

WELLPOINT ANNOUNCES REALIGNMENT OF CORE

BUSINESSES; NAMES NEW EXECUTIVES

Ken Goulet and Dijuana Lewis Promoted to Executive Leadership Positions

Brad Fluegel Named Company’s New Chief Strategy and Public Affairs Officer

John S. Watts Jr. to Resign from Company

Indianapolis, IN – Oct. 2, 2007 – Angela Braly, president and CEO of WellPoint, Inc. (NYSE: WLP), today announced organizational changes that will strengthen the company’s ability to focus on and serve its customers. WellPoint is the country’s largest health benefits company with nearly 35 million members.

Effective October 15, 2007, the company will be organized around two new strategic business units – a Commercial Business Unit and a Consumer Business Unit. In addition, a new Comprehensive Health Solutions Business Unit will bring together the company’s resources focused on optimizing the quality of health care and the cost of care management.

“This simplified, customer-focused structure builds on the strength of our commercial and consumer businesses, and will create additional opportunities for cross-selling medical and specialty products,” said Braly. “These changes also emphasize our comprehensive approach to improving the quality, transparency and cost of health care for all of our customers.”

Ken Goulet has been appointed president and CEO of the Commercial Business Unit, which will include local group customers (small and large group), National Accounts, UniCare and Specialty Products (including dental, vision, life, disability, workers’ compensation, employee assistance programs and behavioral health). Goulet has more than 26 years of health insurance industry experience in management, sales, operations, strategy and plan execution. In his previous role, Goulet was president of the company’s National Accounts business.

Joan Herman has been appointed president and CEO of the Consumer Business Unit, which includes the Senior and State Sponsored customer segments, as well as the Individual-Under-65 segment. She has nearly 25 years of experience in the health insurance industry and most recently served as president and CEO for WellPoint’s Specialty, Senior and State Sponsored businesses. Herman has announced her plans to retire from WellPoint in mid-2008. A successor will be in place by or before that time.

Dijuana Lewis has been appointed president and CEO of the new Comprehensive Health Solutions Business Unit, which includes provider relations, care and disease management, and WellPoint’s pharmacy benefits management company, NextRx, and its specialty pharmacy, PrecisionRx Specialty Solutions. Lewis has more than 20 years of wide-ranging health insurance industry experience, including 10 years leading cost of care and quality initiatives in multiple states. In her previous role, Lewis was president of Local Group business.

The company also announced the hiring of Brad Fluegel, former vice president of National Accounts for Aetna, as chief strategy and public affairs officer. Fluegel will be responsible for long-term strategic planning, government affairs, corporate communications, and WellPoint’s strategic social responsibility programs, and will report directly to Braly. He has held a variety of senior consulting and executive leadership roles within the managed care industry, including former vice president of enterprise strategy at Aetna; CEO of Reden and Anders, a subsidiary of UnitedHealth Group; and a principal at Towers Perrin.

Alice Rosenblatt, WellPoint’s chief actuary, plans to retire during the second half of 2008, at which time Cindy Miller will be appointed WellPoint’s chief actuary. Miller has more than 25 years of insurance industry experience – 21 years at WellPoint – and served as the chief actuary for Anthem prior to its merger with WellPoint. She has been an integral leader for the company’s actuarial as well as mergers and acquisitions strategy.

John S. Watts Jr. has resigned as president and CEO of the Commercial and Consumer Business Unit effective October 15, 2007. He will remain with the company until the end of 2007.

“I am very grateful to John for his service and accomplishments, and for positioning his successors as top executives for WellPoint’s future,” said Braly.

Braly said the company confirms its forward-looking earnings guidance and expects full-year net income of $5.55 per share.

Contacts:

Investor Relations	Media
Michael Kleinman, 317-488-6713	Shannon Troughton, 317-488-6789

About WellPoint, Inc.

WellPoint’s mission is to improve the lives of the people it serves and the health of its communities. WellPoint, Inc. is the largest health benefits company in terms of commercial membership in the United States. Through its nationwide networks, the company delivers a number of leading health benefit solutions through a broad portfolio of integrated health care plans and related services, along with a wide range of specialty products such as life and disability insurance benefits, pharmacy benefit management, dental, vision, behavioral health benefit services, as well as long term care insurance and flexible spending accounts. Headquartered in Indianapolis, Indiana, WellPoint is an independent licensee of the Blue Cross and Blue Shield Association and serves its members as the Blue Cross licensee for California; the Blue Cross and Blue Shield licensee for Colorado, Connecticut, Georgia, Indiana, Kentucky, Maine, Missouri (excluding 30 counties in the Kansas City area), Nevada, New Hampshire, New York (as Blue Cross Blue Shield in 10 New York City metropolitan and surrounding counties and as Blue Cross or Blue Cross Blue Shield in selected upstate counties only), Ohio, Virginia (excluding the Northern Virginia suburbs of Washington, D.C.), Wisconsin; and through UniCare. Additional information about WellPoint is available at www.wellpoint.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This document contains certain forward-looking information about WellPoint, Inc. (“WellPoint”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not generally historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)”, “intend”, “estimate”, “project” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint; increased government regulation of health benefits, managed care and pharmacy benefit management operations; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; our ability to contract with providers consistent with past practice; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding the Medicare Part D Prescription Drug benefits program, including potential uncollectability of receivables resulting from processing and/or verifying enrollment (including facilitated enrollment), inadequacy of underwriting assumptions, inability to receive and process information, uncollectability of premium from members, increased pharmaceutical costs, and the underlying seasonality of the business; a downgrade in our financial strength ratings; litigation and investigations targeted at health benefits companies and our ability to resolve litigation and investigations within estimates; our ability to achieve expected synergies and operating efficiencies in the WellChoice, Inc. acquisition within the expected time frames or at all, and to successfully integrate our operations; our ability to meet expectations regarding repurchases of shares of our common stock; funding risks with respect to revenue received from participation in Medicare and Medicaid programs and the complex regulations imposed on Medicare fiscal intermediaries; events that result in negative publicity for the health benefits industry; failure to effectively maintain and modernize our information systems and e-business organization and to maintain good relationships with third party vendors for information system resources; events that may negatively affect our license with the Blue Cross and Blue Shield Association; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member sensitive or confidential information; changes in the economic and market conditions, as well as regulations, applicable to our investment portfolios; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative affect from our substantial amount of outstanding indebtedness; general risks associated with mergers and acquisitions; various laws and our governing documents may prevent or discourage takeovers and business combinations; potential hedging activities in our common stock; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by federal securities law, WellPoint does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s SEC reports.

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